UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2012

RED MOUNTAIN RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54444	27-1739487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2515 McKinney Avenue, Suite 900, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 871-0400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01          Other Events.

On April 23, 2012, Red Mountain Resources, Inc. (the “Company”) entered into a settlement agreement (“Agreement”) with Cross Border Resources, Inc. (“Cross Border”). Pursuant to the Agreement, Everett Willard Gray, II, Lawrence J. Risley, and Brad E. Heidelberg will resign from the Board of Directors of Cross Border (with Richard F. LaRoche, Jr. and John W. Hawkins remaining as board members of Cross Border) and Alan W. Barksdale, Randell K. Ford and Paul N. Vassilakos, each a member of the Company’s board of directors, will be appointed as directors of Cross Border to fill the vacancies, effective upon the day after the tenth day following the mailing of the Information Statement (defined below) to Cross Border’s stockholders. Messrs. Ford, Vassilakos, LaRoche and Hawkins are expected to be independent directors going forward.

In connection with the Agreement, the Company will withdraw its complaint filed against Cross Border with the District Court for Clark County, Nevada and cause a dismissal of such lawsuit with prejudice.

As a result of the execution of the Agreement, written consents executed by a majority of the stockholders of Cross Border in favor of the Company’s proposals set forth in its consent solicitation statement dated March 14, 2012 and delivered to Cross Border on April 5, 2012 have been withdrawn and therefore will not have any effect.

Also as part of the Agreement, Everett Willard Gray II, Chairman and Chief Executive Officer of Cross Border, and Larry Risley, President and Chief Operating Officer of Cross Border, will resign from their positions effective May 31, 2012. It is anticipated that the newly-constituted board of directors of Cross Border will appoint a new Chief Executive Officer simultaneous with the effectiveness of such resignations.

Cross Border has agreed to prepare and file with the Securities and Exchange Commission, and thereafter mail, an information statement (“Information Statement”)  for the purpose of notifying Cross Border’s stockholders of the above-referenced transactions and change in the majority of the Board as soon as practicable.

A copy of the Agreement and the press release issued by Cross Border and the Company announcing the transactions described above are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Settlement Agreement.

99.2	Press release.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2012	RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

3